UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
 Pursuant to Section 13 and 15(d) of the Securities Exchange Act
                             of 1934


                         October 6, 1995
        Date of Report (Date of earliest event reported)


                   SA TELECOMMUNICATIONS, INC.
      Exact Name of Registrant as Specified in its Charter)


     Delaware                    0-18048           75-2258519
(State or Other Jurisdiction   (Commission        (IRS Employer
of Incorporation)              File Number)     Identification No.)


      1912 Avenue K, Suite 100
        Plano, TX 75074-5959                       75074
(Address of Principal Executive Offices)         (Zip Code)


                          (214) 516-0662
       (Registrant's Telephone Number, Including Area Code)


                    _________________________
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On October 6, 1995, SA Telecommunications, Inc. issued the press release which is attached as an exhibit hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

          Exhibit No.               Document Description

          20.1*                     Press Release of SA
                                    Telecommunications
                                    dated October 6,
                                    1995
____________
*Filed herewith

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SA TELECOMMUNICATIONS, INC.

DATE:     October 11, 1995     BY:  J. David Darnell
                                    --------------------------
                                    J. David Darnell
                                    Vice President-Finance and
                                    Chief Financial Officer

                           EXHIBIT INDEX

EXHIBIT NO.              DOCUMENT DESCRIPTION

20.1*                    Press Release of SA Telecommunications,
                         Inc. dated October 6, 1995
____________
*Filed herewith